UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

The Topps Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-15817	11-2849283
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Whitehall Street
New York, NY    10004
(Address of principal executive offices including zip code)

(212) 376-0300
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02    Results of Operations and Financial Condition

On May 1, 2007, the Company issued a Press Release to the public regarding the Company's result of operations and financial conditions for the Company's fourth fiscal quarter ended March 3, 2007. The said Press Release is attached to this report as Exhibit 99.1

This Item 2.02 of this Form 8-K, and the attached exhibit, is furnished but shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.
99.1	Press Release dated May 1, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007	The Topps Company, Inc. Registrant

/s/ Catherine K. Jessup Catherine K. Jessup Vice President-CFO and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 1, 2007 Also provided in PDF format as a courtesy.